SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 13, 2013

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 13, 2013, the Registrant, through WHLR-Warren Commons, LLC, a Delaware limited liability company (“WHLR-Warren”), which is a wholly-owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner, entered into a Purchase and Sale Agreement dated May 13, 2013, as purchaser, with Echo Warren Associates, L.P., a Delaware limited partnership (“Echo Warren”), as seller, for the purchase of real property known as the Warren Commons Shopping Center and located in Warren County, Pennsylvania for a purchase price of Five Million Two Hundred Fifty Thousand and No/100 Dollars ($5,250,000).

In addition, on May 13, 2013, the Registrant, through Warren Commons Associates, LLC, a Virginia limited liability company (“Warren Commons”), which is a wholly-owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner, entered into a Purchase and Sale Agreement dated May 13, 2013, as purchaser, with Echo Dillsburg, L.P., a Delaware limited partnership (“Echo Dillsburg”), as seller, for the purchase of 11.66 acres of real property that is adjoining vacant land to the Warren Commons Shopping Center and located in Warren County, Pennsylvania for a purchase price of Two Hundred Thousand and No/100 Dollars ($200,000).

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the Manager for Warren Commons and WHLR-Warren. No director, officer or affiliate of the Registrant is affiliated with Echo Dillsburg or Echo Warren.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses anticipated to be acquired.*

Report of Independent Auditor

Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2012

Notes to Statement of Revenues and Certain Operating Expenses for the Years Ended December 31, 2012

(b)	Pro forma financial information. **

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2012

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Shell company transactions.

Not Applicable

(d)	Exhibits

10.1	Purchase and Sale Agreement, dated May 13, 2013 by and between WHLR-Warren and Echo Warren
10.2	Purchase and Sale Agreement, dated May 13, 2013 by and between Warren Commons and Echo Dillsburg
23.1	Consent of Cherry Bekaert LLP

*	Filed as Exhibit 99.1 and incorporated herein by reference.
**	Filed as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: May 15, 2013